Income taxes (Details 2) $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2022 CNY (¥)
Tax losses | $	$ 572		$ 649
Temporary differences | $	0		0
Less: valuation allowances | $	(469)		(541)
Net deferred tax assets / (liabilities) | $	$ 103		$ 108
ZHEJIANG TIANLAN
Tax losses		¥ 0		¥ 2,854
Allowance for doubtful accounts		4,218		5,680
Deferred government grant		213		154
Impairment losses on assets		1,508		5,978
Total deferred tax assets		¥ 5,939		¥ 14,666